LOSS PER SHARE (Tables)	6 Months Ended
Jun. 30, 2023
LOSS PER SHARE
Schedule of computation of basic and diluted loss per common share

	For the Six Months Ended
	June 30,
	2023	2022
Net Loss	$(4,079)	$(6,310,346)

Weighted average number of ordinary share outstanding
Basic and Diluted*	1,534,487	1,534,487

Loss per share
Basic and Diluted*	$(0.00)	$(4.11)

*Retrospectively restated to give effect to a share consolidation at a ratio of one-for-three and one fifth (3.2) ordinary shares effective on May 24, 2022, an increase in the Company’s share capital from $50,000 to $60,000, and a share consolidation at a ratio of one-for-six (6) ordinary shares effective on March 21, 2023 (Note 15).